                                                                   Exhibit 10.21

                                                                  EXECUTION COPY

                                   $50,000,000

                          GLOBAL IMAGING SYSTEMS, INC.

                4% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2008

                          REGISTRATION RIGHTS AGREEMENT

                                                                    May 16, 2003

Wachovia Securities, Inc.
Raymond James & Associates, Inc.
SunTrust Capital Markets, Inc.
Robert W. Baird & Co. Incorporated

c/o Wachovia Securities, Inc.
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0604

Ladies and Gentlemen:

          Global Imaging Systems, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Wachovia Securities, Inc., Raymond James & Associates, Inc., SunTrust Capital Markets, Inc. and Robert W. Baird & Co. Incorporated (the "Initial Purchaser"), upon the terms set forth in a purchase agreement among the Company and each of the subsidiaries of the Company as listed on Schedule A hereto (each a "Guarantor" and, collectively, the "Guarantors" and, together with the Company, the "Companies") and the Initial Purchasers dated as of May 12, 2003 (the "Purchase Agreement"), $50,000,000 aggregate principal amount, plus an option (the "Option") to purchase up to an additional $7,500,000 aggregate principal amount, of its 4% Convertible Senior Subordinated Notes due 2008 (the "Notes"). The Notes will be issued pursuant to an Indenture, dated as of May 16, 2003 (the "Indenture"), among the Company, the Guarantors, as guarantors, and The Bank of New York, trustee (the "Trustee"). The obligations of the Company under the Notes and the Indenture will be fully and unconditionally guaranteed (the "Guarantees" and, together with the Notes, the "Securities") on an unsecured, senior subordinated basis by the Guarantors pursuant to the terms of the Indenture. The Securities will be convertible into shares of Common Stock, at the conversion price set forth in the Indenture, as adjusted from time to time pursuant to the terms of the Indenture (the shares of Common Stock issuable upon conversion of the Securities, the

"Underlying Common Stock"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement, the Companies agree with the Initial Purchasers, for the benefit of (i) the Initial Purchasers as Initial Purchasers and (ii) the beneficial owners (including the Initial Purchasers) from time to time of the Securities and of the Underlying Common Stock (each of the foregoing, a "Holder", and, collectively, the "Holders"), as follows:

          1. Shelf Registration and Certain Definitions.

          (a) The Companies shall prepare and file with the Securities and Exchange Commission (the "Commission") as soon as practicable but in no event later than 90 days (such 90th day being a "Filing Deadline") after May 16, 2003 (the "Closing Date"), a "shelf" registration statement on Form S-3 or on another appropriate form (the "Initial Shelf Registration Statement" and together with any Subsequent Shelf Registration Statement or New Shelf Registration Statement (each as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the "Shelf Registration Statement"), for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Securities Act") (the "Shelf Registration"), registering the resale from time to time by Holders thereof (who satisfy certain conditions relating to the provision of information in connection with the Shelf Registration Statement) of all of the Registrable Securities (as defined below). The Shelf Registration Statement shall be on an appropriate form under the Securities Act permitting registration of such Registrable Securities for resale by such Holders from time to time in accordance with the methods of distribution elected by the Holders of Registrable Securities and set forth in the Shelf Registration Statement. The Companies shall use their reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event within 180 days after the Closing Date (the "Effectiveness Deadline Date"), provided that if any Securities are issued upon exercise of the Option granted to the Initial Purchasers in the Purchase Agreement, and the date or dates on which such Securities are issued occurs after the Closing Date, the Companies will take such reasonable steps, prior to the effective date of the Initial Shelf Registration Statement, to ensure that such Securities issued upon exercise of the Option and the Underlying Common Stock are included in the Shelf Registration Statement on the same terms as the Securities, and the related Underlying Common Stock, issued on the Closing Date. The Companies shall use their reasonable best efforts to keep the Initial Shelf Registration Statement, or any Subsequent Shelf Registration Statement, continuously effective under the Securities Act to permit the prospectus, forming a part thereof, to be used lawfully by the Holders of the Registrable Securities, until the earliest of (i) the second anniversary of the Closing Date (or for such longer period if extended pursuant to Section 2(h) below), (ii) the date when all the Registrable Securities registered under the Shelf Registration Statement have been sold pursuant thereto or (iii) the date when all the Registrable Securities held by non-affiliates (as defined in Rule 144 under the Securities Act) are eligible to be sold to the public pursuant to Rule 144(k) under the Securities Act, or any successor rule thereof (such period, the "Effectiveness Period"). The Companies shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if any of them voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless (i) such action is required by applicable law or (ii) upon the occurrence of any event contemplated by Section 2(b)(v), any action taken is taken in good faith and in compliance with the requirements of Section 2(h). At the time the Initial Shelf Registration Statement is declared effective, each Holder of Registrable Securities who has provided the Company with a completed Notice and Questionnaire (as defined below) at least five Business Days (as defined below) prior to such time of effectiveness pursuant to
Section 1(d) shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related prospectus in such a manner as to permit such Holder to deliver such prospectus to purchasers of Registrable Securities in accordance with applicable law. Other than the Holders of Registrable Securities, none of the securityholders of the Companies have the right to include securities of any of the Companies' in the Shelf Registration Statement.

          (b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), the Companies shall use their reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, the Companies shall use their reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

          (c) The Companies shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Companies for such Shelf Registration Statement, if required by the Securities Act or, to the extent to which the Companies do not reasonably object, as reasonably requested by (i) the Initial Purchasers in the event that it is participating in the Shelf Registration Statement or (ii) the Majority Holders.

          (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and the related prospectus, it will do so only in accordance with this Section 1(d) and Section 2(h). From and after the date the Initial Shelf Registration Statement is declared effective, the Companies shall, as promptly as practicable, as required by applicable law, prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and file a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required under the Securities Act or, if required by applicable law upon advice of counsel, prepare and file a new Shelf Registration Statement combining, pursuant to Rule 429 under the Securities Act (or any successor rule), the information contained in the prospectus forming part of the existing Shelf Registration Statement (which may be the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement) and the prospectus forming part of such new Shelf Registration Statement (for purposes of this Section 1(d), this new Shelf Registration Statement is referred to as the "New Shelf Registration Statement") so that the Holder of Registrable Securities that has delivered such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and the related prospectus in such a manner as to permit the Holder to deliver a prospectus relating to an effective Registration Statement to purchasers of the Registrable Securities in accordance with applicable law. If the Companies, upon the advice of counsel, files a post-effective amendment to the Shelf Registration Statement or a New Shelf Registration Statement, they shall use their reasonable best efforts to cause such post-effective amendment or such New Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is 60 days after the date any completed Notice and Questionnaire is delivered to the Company (the "Amendment Effectiveness Deadline"), provided that the Amendment Effectiveness Deadline shall be extended by 10 days from the expiration of a Deferral Period (as defined below) if such Deferral Period is in effect on the Amendment Effectiveness Deadline; provided, further, that if under applicable law the Companies have more than one option as to the type or manner of making any such filing referred to in this Section 1(d), it will make the required filing or filings of a type or in the manner that is reasonably expected to result in the earliest availability of a prospectus necessary for effecting resales of Registrable Securities. The Companies shall also (i) provide any Notice Holder with copies of any documents filed pursuant to this Section 1(d) and (ii) notify any Notice Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or such New Shelf Registration Statement filed pursuant to this Section 1(d). If a Holder of Registrable Securities delivers a Notice and Questionnaire during a Deferral Period, the Companies shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth above upon expiration of the Deferral Period. Notwithstanding anything contained herein to the contrary, the Companies shall be under no obligation to name any Holder that has not submitted a Notice and Questionnaire to the Company in accordance with this Agreement as a selling securityholder in any Shelf Registration Statement or related prospectus.

          (e) Notwithstanding any other provisions of this Agreement to the contrary, the Companies shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement and as of the date of filing any prospectus amendment or supplement, as applicable, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (f) As used in this Agreement, the following terms shall have the following meanings:

          "Applicable Conversion Price" as of any date of determination means the Conversion Price (as defined in the Indenture) in effect as of such date of determination or, if no Securities are then outstanding, the Conversion Price that would be in effect were Securities outstanding on such date.

          "Business Day" has the meaning set forth in the Indenture.

          "Common Stock" means the shares of common stock, $0.01 par value per share, of the Company and any other shares of common stock as may constitute Common Stock for purposes of the Indenture, including the Underlying Common Stock.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Majority Holders" means the Holders of Registrable Securities that hold a majority of the then outstanding aggregate principal amount of Securities registered under a Shelf Registration Statement, provided that holders of Underlying Common Stock shall, for purposes of this definition, be deemed to be holders of the aggregate principal amount of Securities from which such Common Stock was converted, and provided further that Securities or Underlying Common Stock which have been sold or otherwise transferred pursuant to the Shelf Registration Statement shall not be included in the calculation of Majority Holders.

          "Notice and Questionnaire" means the Selling Securityholder Notice and Questionnaire substantially in the form of Exhibit A hereto.

          "Notice Holder" means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date and holds Registrable Securities as of such date.

          "Registrable Securities" means the Securities, until such Securities have been converted into or exchanged for the Underlying Common Stock and, at all times subsequent to any such conversion or exchange, the Underlying Common Stock and any securities into or for which such Underlying Common Stock have been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Shelf Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act were it not held by an "affiliate" (as defined in Rule 144 under the Securities Act or any successor rule thereof) of any of the Companies and (iii) its sale to the public pursuant to Rule 144, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Indenture are removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.

          2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

          (a) The Companies shall (i) furnish to the Initial Purchasers any Shelf Registration Statement and each amendment thereof and the related prospectus, and each amendment or supplement thereto and the Companies shall use all commercially reasonable efforts to reflect in the Shelf Registration Statement, when so filed with the Commission, such comments as the Initial Purchasers reasonably may propose and

     (ii) include information regarding the Notice Holders who propose to sell Registrable Securities, and the methods of distribution they have elected for their Registrable Securities, pursuant to the Shelf Registration Statement as selling securityholders.

          (b) The Companies, as promptly as reasonably practicable (but in any event within two Business Days), shall give written notice to the Initial Purchasers and the Notice Holders (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus related to any Shelf Registration Statement until the requisite changes have been made):

               (i) when any Shelf Registration Statement or any amendment thereto or any prospectus or any prospectus supplement included therein has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

               (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or any order preventing or suspending the use of any prospectus included therein or the initiation or threat of any proceedings for that purpose;

               (iv) of the receipt by the Companies or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

               (v) of the happening of any event that requires the Companies to make changes in the Shelf Registration Statement or the prospectus so that, as of such date, neither the Shelf Registration Statement nor the related prospectus contains an untrue statement of a material fact nor omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the related prospectus, in light of the circumstances under which they were made) not misleading.

          (c) The Companies shall use their reasonable best efforts to obtain the withdrawal, at the earliest possible time, of (i) any order suspending the effectiveness of the Shelf Registration Statement, (ii) any order preventing or suspending the use of a prospectus or (iii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction, subject to the proviso contained in Section 2(f) below.

          (d) The Companies shall furnish to the Initial Purchasers and each Holder of Registrable Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules and, if such Holder requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

          (e) The Companies shall, during the Effectiveness Period, deliver to the Initial Purchasers and to each Holder of Registrable Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Companies consent, subject to the provisions of this Agreement, to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of the Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

          (f) Prior to any public offering of the Registrable Securities pursuant to any Shelf Registration Statement, the Companies shall register or qualify or cooperate with the Holders of the Registrable Securities included therein and their respective counsel in connection with the registration or qualification (or exemption from qualification) of the Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Holder of Registrable Securities reasonably requests in writing, shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that none of the Companies shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in excess of a nominal amount in any jurisdiction where it is not then so subject.

          (g) The Companies shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as such Holders may request at least two Business Days prior to settlement of sales of the Registrable Securities pursuant to such Shelf Registration Statement; provided that such Holders have (i) provided the Companies with reasonable notice prior to making such request and (ii) provided the Companies with such documents and certificates as the Companies may reasonably request.

          (h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2(b) above, the Companies shall promptly prepare and file with the Commission a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the related prospectus or file with the Commission any such other required document, as the case may be, so that, as thereafter delivered to Holders or purchasers of Registrable Securities, the Shelf Registration Statement and the related prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the related prospectus, in light of the circumstances under which they were made) not misleading. If the Companies notify the Initial Purchasers and the Holders of Registrable Securities in accordance with paragraphs (ii) through (v) of Section 2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers and such Holders of Registrable Securities shall suspend use of such prospectus (such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended being a "Deferral Period"), and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(a) above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers and the Holders of Registrable Securities shall have (i) been advised in writing by the Companies that the prospectus, in the form as had been previously made available to the Initial Purchasers and such Holders, may now be used or
     (ii) received such amended or supplemented prospectus pursuant to this
     Section 2(h). The Companies will use their reasonable best efforts to ensure that the use of the prospectus related to an effective Shelf Registration Statement may be resumed as promptly as is practicable. The Companies shall be entitled to exercise their right under this Section 2(h) to suspend the availability of the Shelf Registration Statement or any related prospectus, without incurring or accruing any obligation to pay Additional Interest pursuant to Section 5(a), for one or more periods not to exceed 45 days in any 3-month period and not to exceed, in the aggregate, 90 days in any 12-month period.

          (i) Prior to the effective date of the Initial Shelf Registration Statement, the Companies will provide (i) the Holders a CUSIP number for the Registrable Securities and (ii) the Trustee with global certificates for the Securities in a form eligible for deposit with The Depository Trust Company.

          (j) The Companies shall prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the applicable period specified in Section 1(a) and shall cause the related prospectus to be supplemented by any required prospectus supplement to be filed pursuant to Rule 424 under the Securities Act (or any similar provisions then in force).

          (k) The Companies will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration Statement and will make generally available to its securityholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement or each post-effective amendment to any Shelf Registration, which statement shall cover such 12-month period.

          (l) The Companies shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, not later than the effective date of the Initial Shelf Registration Statement containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Companies shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

          (m) The Companies may require each Holder of Registrable Securities to be sold pursuant to a Shelf Registration Statement to furnish to the Companies such information regarding such Holder and the distribution of the Registrable Securities that may from time to time be required by the Securities Act for inclusion in a Shelf Registration Statement, and the Companies may exclude from such registration the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

          (n) The Companies shall enter into such customary agreements and take all such other action as any Holder shall reasonably request in order to facilitate the disposition of the Registrable Securities pursuant to any Shelf Registration Statement.

          (o) The Companies shall (i) make available, at reasonable times and in a reasonable manner, for inspection by the Notice Holders, any underwriter participating in any disposition pursuant to a Shelf Registration Statement and any attorney, accountant or other agent retained by the Notice Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Companies and (ii) cause the officers, directors, employees, accountants, attorneys and auditors of the Companies to supply all relevant information reasonably requested by the Notice Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement prior to its effectiveness, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Notice Holders and other parties, by one counsel designated by and on behalf of the Majority Holders.

          (p) The Companies will use their reasonable best efforts to confirm that the respective credit ratings of the Securities provided by Standard & Poor's Rating Services, a division of McGraw Hill, Inc., and Moody's Investors Service, Inc. prior to the initial sale of such Securities will apply to any such Securities which are Registrable Securities and are covered by a Shelf Registration Statement, and if the Securities are not rated at the time of the effectiveness of a Shelf Registration Statement, cause the Registrable Securities covered by a Shelf Registration Statement to be rated with the appropriate rating agencies, if so requested by Majority Holders who are Notice Holders.

          (q) The Companies will use their reasonable best efforts to cooperate and assist in, and provide such information as is required for, any filings required to be made with the National Association of Securities Dealers, Inc.

          (r) The Companies shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby.

          (s) The Companies shall cause the Underlying Common Stock to be listed on the Nasdaq National Market or any other securities exchange or automated quotation system on which the Registrable Securities are then listed.

          3. Registration Expenses.

          (a) All expenses incident to the Companies' performance of and compliance with this Agreement will be borne by the Companies, regardless of whether a Shelf Registration Statement is ever filed or becomes effective, including without limitation:

          (i) all registration and filing fees and expenses;

          (ii) all fees and expenses of compliance with federal securities and state "blue sky" or securities laws;

          (iii) all expenses of printing, messenger and delivery services and telephone;

          (iv) all fees and disbursements of counsel for the Companies;

          (v) all rating agency expenses and application and filing fees in connection with listing the Underlying Common Stock on the Nasdaq National Market; and

          (vi) all fees and disbursements of independent certified public accountants of the Companies (including the expenses of any special audit and comfort letters required by or incident to such performance).

          (b) The Companies will bear their internal expenses (including, without limitation, all salaries and expenses of their respective officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Companies.

          (c) In connection with any Shelf Registration Statement required by this Agreement, the Companies will bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel, which shall initially be Shearman & Sterling, but which may, with the written consent of Wachovia Securities, Inc. (which consent shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Companies.

          4. Indemnification.

          (a) The Companies, jointly and severally, agree to indemnify and hold harmless (i) the Initial Purchasers, (ii) each other Holder, (iii) each person, if any, who controls (within the meaning of Section 15 or Section 20 of the Exchange Act) the Initial Purchasers or such Holder, (iv) the respective officers, directors, employees, partners, representatives and agents of the persons referred to in clause (i), (ii) or (iii) (any person referred to in clause (i), (ii), (iii) or (iv) is collectively referred to for purposes of this
Section 4 as a "Holder Indemnified Party") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Registrable Securities) to which each Holder Indemnified Party may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, other federal, state or local law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Companies shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to a Holder and furnished to the Companies by or on behalf of such Holder specifically for inclusion therein, (ii) the Companies shall not be liable to any Holder Indemnified Party that uses a Shelf Registration Statement or related prospectus during a period when a stop order has been issued in respect of such Shelf Registration Statement or any proceedings for that purpose have been initiated, provided that, in any such case, the Companies have provided notice thereof to the Notice Holders within a reasonable period of time prior to the use by such Notice Holder of such Shelf Registration Statement or related prospectus and (iii) the Companies shall not be liable to any Holder Indemnified Party with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration to the extent that any such loss, claim, damage or liability of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus relating to such Shelf Registration Statement in any case where such delivery is required by the Securities Act, provided that the Companies had previously furnished copies thereof in sufficient quantities to such Holder Indemnified Party and the loss, claim, damage or liability of such Indemnified Party results from an untrue statement or omission of a material fact contained in the preliminary prospectus that was (i) identified to such Holder Indemnified Party at or prior to the earlier of the filing with the Commission or the furnishing to such Holder Indemnified Party of the corrected prospectus and (ii) corrected in the final prospectus. This indemnity agreement will be in addition to any liability which the Companies may otherwise have to such Holder Indemnified Party.

          (b) Each Holder of Registrable Securities, severally and not jointly, will indemnify and hold harmless the Companies and their respective officers, directors, employees, partners, representatives and agents and each person, if any, who controls any of the Companies within the meaning of Section 15 or
Section 20 of the Exchange Act (collectively referred to for purposes of this Section 4 as the "Company Indemnified Party") from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company Indemnified Party may become subject, whether commenced or threatened, under the Securities Act, the Exchange Act, other federal, state or local law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Shelf Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company Indemnified Party for any legal or other expenses reasonably incurred by such Company Indemnified Party in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company Indemnified Party.

          (c) Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the failure so to notify the indemnifying party will not, in any event, relieve the indemnifying party from liability to any indemnified party under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of rights and defenses. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be existing counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. Notwithstanding the indemnifying party's election to assume the defense of the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (in addition to one local counsel) and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ such separate counsel at the expense of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, of the nature contemplated by this Section 4(c) and such indemnifying party has not, in good faith, provided the indemnified party with written notice stating that such indemnifying party disputes the amount of the request for reimbursement made by such indemnified party or the applicability of Section 4 hereof to such indemnified party's request for reimbursement, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof (including legal or other expenses reasonably incurred in connection with any investigation or defense), referred to in subsection (a) or (b) above: (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties or (ii) if the allocation provided for in the foregoing clause
(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Companies on the one hand or a Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding any other provision of this Section 4(d), the Holders of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Registrable Securities pursuant to a Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection
(d), each person, if any, who controls such Holder Indemnified Party within the meaning of Section 15 or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder Indemnified Party and each person, if any, who controls the Companies within the meaning of Section 15 or Section 20 of the Exchange Act shall have the same rights to contribution as the Companies.

          (e) The agreements contained in this Section 4 shall survive the sale of the Registrable Securities pursuant to a Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

          5. Additional Interest Under Certain Circumstances.

          (a) The Companies and the Initial Purchasers agree that the Holders of Registrable Securities will suffer damages if the Companies fail to fulfill their obligations herein. Accordingly, additional interest (the "Additional Interest") with respect to the Registrable Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "Registration Default"):

          (i) the Initial Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to the Filing Deadline;

          (ii) the Initial Shelf Registration Statement required by this Agreement is not declared effective by the Commission on or prior to the Effectiveness Deadline Date;

          (iii) the Companies have failed to perform their obligations set forth in Section 1(d) within the time period required therein; or

          (iv) any Shelf Registration Statement required by this Agreement has been declared effective by the Commission but (A) such Shelf Registration Statement ceases to be effective (without being succeeded immediately by an additional Shelf-Registration Statement filed and declared effective) or
     (B) the Shelf Registration Statement and the related prospectus ceases to be useable in connection with resales of Registrable Securities during periods specified herein (in each case other than during a Deferral Period) and the Companies do not cure the default and make the Shelf Registration Statement and the prospectus useable within five Business Days or, if applicable, the Companies do not terminate the Deferral Period within the time provided for in the last sentence of Section 2(h).

          Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Companies or pursuant to operation of law or as a result of any action or inaction by the Commission.

          (b) Additional Interest shall accrue on the Registrable Securities over and above the interest set forth in the title of the Registrable Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.50% per annum (the "Additional Interest Rate") of the aggregate principal amount of the Securities that are Registrable Securities. In the case of Securities that have been converted into or exchanged for Underlying Common Stock, Additional Interest shall accrue at a per annum rate equal to 0.50% of the Applicable Conversion Price of such shares of Underlying Common Stock that are Registrable Securities. In the case of Additional Interest accruing solely as a result of a Registration Default of the type described in
Section 5(a)(iii), such Additional Interest shall be paid only to the Notice Holders that caused the Companies to incur the obligations set forth in Section 1(d) the non-performance of which is the basis of such Registration Default. Any Additional Interest accrued with respect to any principal amount of Securities called for redemption on a redemption date or converted into Underlying Common Stock on a conversion date prior to the interest payment date with respect to such Securities under the Indenture, shall, in any such event, be paid instead to the Holder who submitted such Securities for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion) to the extent set forth in the Indenture. Notwithstanding the foregoing, no Additional Interest shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) the expiration of the Effectiveness Period. The rate of accrual of the Additional Interest with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Registration Defaults. Following the cure of all Registration Defaults requiring the payment by the Companies of Additional Interest to the Holders of Registrable Securities pursuant to this
Section 5, the accrual of Additional Interest will cease (without in any way limiting the effect of any subsequent Registration Default requiring the payment of Additional Interest by the Companies). No monetary damages, other than as specified herein, shall be available to the Holders of Registrable Securities for a Registration Default, except in the case of fraud, bad faith or gross misconduct.

          (c) Subject to the last sentence of the preceding paragraph, the Trustee shall be entitled, on behalf of Holders of Registrable Securities, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest.

          (d) All of the Companies' obligations set forth in this Section 5 that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full.

          (e) The parties hereto agree that the Additional Interest provided for in this Section 5 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

          (f) Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash on the regular interest payment dates with respect to the Registrable Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Registrable Securities or the Applicable Conversion Price of the Registrable Securities, as applicable, and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360. The Registrable Securities entitled to payment of Additional Interest shall be determined as of the Business Day immediately preceding the next regular interest payment date with respect to the Registrable Securities.

          6. Rules 144 and 144A. The Companies shall use their reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner. If at any time the Companies are not required to file such reports, they will, upon the request of any Holder, make available such other information necessary to permit sales of their securities pursuant to Rule 144 and Rule 144A under the Securities Act. The Companies covenant that they will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Companies will provide a copy of this Agreement to prospective purchasers of Securities identified to the Companies by the Initial Purchasers upon request. Upon the request of any Holder of Registrable Securities, the Companies shall deliver to such Holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Companies to register any of their securities pursuant to the Exchange Act.

          7. Underwritten Registrations.

          (a) If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Majority Holders whose Registrable Securities are to be included in such offering, provided, however, that such underwriters shall be reasonably satisfactory to the Company.

          (b) No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          8. Miscellaneous.

          (a) Remedies. The Companies acknowledge and agree that any failure by the Companies to comply with its obligations under Section 1 and 2 hereof may result in material irreparable injury to the Initial Purchasers and/or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Companies' obligations under Sections 1 and 2 hereof. The Companies further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. The Companies will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Each of the Companies represent and warrant that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the securities of any of the Companies under any agreement in effect on the date hereof.

          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Companies and the written consent of the Majority Holders affected by such amendment, modification, supplement, waiver or consents, provided, however, with respect to any matter that directly or indirectly affects the rights of the Initial Purchasers, the Companies shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Registrable Securities being sold rather than registered under such Shelf Registration Statement or owned.

          (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier that guarantees overnight delivery:

          (1) if to a Holder of the Registrable Securities, at the most current address of such Holder maintained by the registrar under the Indenture or the Company's registrar and transfer agent of the Common Stock or, in the case of a Notice Holder, the address set forth in such Holder's Notice and Questionnaire;

          (2)  if to the Initial Purchasers

               c/o Wachovia Securities, Inc.
               One Wachovia Center
               301 South College Street
               Charlotte, North Carolina 28288-0604
               Fax No.: 704-715-6099
               Attention: Dour Sleeper

          with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York 10022-6069
               Fax No.: 212-848-7179
               Attention: Joel S. Klaperman

          (3)  if to the Companies, at the address as follows:

               c/o Global Imaging Systems, Inc.
               3820 Northdale Boulevard
               Suite 200A
               Tampa, Florida
               Fax No.: 813-342-1075
               Attention: Raymond Schilling

          with a copy to:

               Hogan & Hartson LLP
               555 13th St., N.W.
               Washington, D.C. 20004
               Fax No.: 202-637-5910
               Attention: Suzanne A. Barr

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

          (e) Third-Party Beneficiaries. The Holders shall be third-party beneficiaries to the agreements made hereunder between the Companies, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

          (f) Successors and Assigns. This Agreement shall be binding upon the Companies and its successors and assigns.

          (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (k) Securities Held by the Companies. Whenever the consent or approval of Holders of a specified percentage of principal amount of Registrable Securities is required hereunder, Registrable Securities held by the Companies or their affiliates (as such term is defined in Rule 405 under the Securities
Act), other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Registrable Securities, shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Initial Purchasers a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Companies in accordance with its terms.

                                          Very truly yours,

                                          GLOBAL IMAGING SYSTEMS, INC.


                                          By: /s/ Raymond Schilling
                                              ----------------------------------
                                          Name:  Raymond Schilling
                                          Title: Senior Vice President and Chief
                                                 Financial Officer, Treasurer
                                                 and Secretary

                                          ARIZONA OFFICE TECHNOLOGIES, INC.
                                          AVPRESENTATIONS, INC.
                                          BUSINESS EQUIPMENT UNLIMITED
                                          CARR BUSINESS SYSTEMS, INC.
                                          CENTRE BUSINESS PRODUCTS, INC.
                                          COLUMN OFFICE EQUIPMENT, INC.
                                          COMMERCIAL EQUIPMENT COMPANY
                                          COPY SERVICE AND SUPPLY, INC.
                                          DANIEL COMMUNICATIONS, INC.
                                          DISTINCTIVE BUSINESS PRODUCTS, INC.
                                          DUPLICATING SPECIALTIES, INC.
                                          ECOM-DIVISION, INC.
                                          ELECTRONIC SYSTEMS, INC.
                                          LEWAN & ASSOCIATES, INC.
                                          N&L ENTERPRISES, LLC
                                          PACIFIC OFFICE SOLUTIONS, INC.
                                          PROVIEW, INC.
                                          QUALITY BUSINESS SYSTEMS, INC.
                                          SOUTHERN BUSINESS COMMUNICATIONS, INC.
                                          ELECTRONIC SYSTEMS OF RICHMOND, INC.
                                          AMERICAN PHOTOCOPY EQUIPMENT
                                             COMPANY OF PITTSBURGH, LLC
                                          BERNEY OFFICE SOLUTIONS, LLC
                                          CAMERON OFFICE PRODUCTS, LLC
                                          CAPITOL OFFICE SOLUTIONS, LLC
                                          CONNECTICUT BUSINESS SYSTEMS, LLC
                                          CONWAY OFFICE PRODUCTS, LLC
                                          EASTERN COPY PRODUCTS, LLC
                                          GLOBAL IMAGING FINANCE COMPANY, LLC
                                          GLOBAL IMAGING OPERATIONS, LLC
                                          MODERN BUSINESS MACHINES, LLC
                                          NORTHEAST COPIER SYSTEMS, LLC
                                          OFFICE TECH, LLC
                                          GLOBAL OPERATIONS TEXAS, L.P.


                                          By: /s/ Raymond Schilling
                                              ----------------------------------
                                              Name:  Raymond Schilling
                                              Title: Vice President, of each
                                                     entity listed above

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first above
written.

WACHOVIA SECURITIES, INC.
RAYMOND JAMES & ASSOCIATES, INC.
SUNTRUST CAPITAL MARKETS, INC.
ROBERT W. BAIRD & CO. INCORPORATED

WACHOVIA SECURITIES, INC.
For itself and the other Initial Purchasers


By: /s/ Mary Louise Guttmann
    ---------------------------------
    Name:  Mary Louise Guttmann
    Title: Senior Vice President

                                                                      SCHEDULE A

                                   Guarantors

ARIZONA OFFICE TECHNOLOGIES, INC.
AVPRESENTATIONS, INC.
BUSINESS EQUIPMENT UNLIMITED
CARR BUSINESS SYSTEMS, INC.
CENTRE BUSINESS PRODUCTS, INC.
COLUMN OFFICE EQUIPMENT, INC.
COMMERCIAL EQUIPMENT COMPANY
COPY SERVICE AND SUPPLY, INC.
DANIEL COMMUNICATIONS, INC.
DISTINCTIVE BUSINESS PRODUCTS, INC.
DUPLICATING SPECIALTIES, INC.
ECOM-DIVISION, INC.
ELECTRONIC SYSTEMS, INC.
LEWAN & ASSOCIATES, INC.
N&L ENTERPRISES, LLC
PACIFIC OFFICE SOLUTIONS, INC.
PROVIEW, INC.
QUALITY BUSINESS SYSTEMS, INC.
SOUTHERN BUSINESS COMMUNICATIONS, INC.
ELECTRONIC SYSTEMS OF RICHMOND, INC.
AMERICAN PHOTOCOPY EQUIPMENT COMPANY OF PITTSBURGH, LLC
BERNEY OFFICE SOLUTIONS, LLC
CAMERON OFFICE PRODUCTS, LLC
CAPITOL OFFICE SOLUTIONS, LLC
CONNECTICUT BUSINESS SYSTEMS, LLC
CONWAY OFFICE PRODUCTS, LLC
EASTERN COPY PRODUCTS, LLC
GLOBAL IMAGING FINANCE COMPANY, LLC
GLOBAL IMAGING OPERATIONS, LLC
MODERN BUSINESS MACHINES, LLC
NORTHEAST COPIER SYSTEMS, LLC
OFFICE TECH, LLC
GLOBAL OPERATIONS TEXAS, L.P.

To include each such subsidiary of the Company that becomes a Guarantor after the date hereof pursuant to the terms of the Indenture.

                                                                         ANNEX A

                          GLOBAL IMAGING SYSTEMS, INC.

             Form of Selling Securityholder Notice and Questionnaire

                4% Convertible senior subordinated notes due 2008

     The undersigned beneficial owner of 4% Convertible Senior Subordinated Notes due 2008 (the "Notes") of Global Imaging Systems, Inc. ("Global") or common stock, $.01 par value (the "Common Stock" and, together with the Notes, the "Registrable Securities"), of Global understands that Global has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement or registration statements on Form S-3 (collectively, the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of May 16, 2003 (the "Registration Rights Agreement"), between Global and the initial purchaser named therein. A copy of the Registration Rights Agreement is available from Global upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

     Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to Global as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire at least 5 business days prior to the initial effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the initial effectiveness of the Shelf Registration Statement, Global will, as promptly as practicable, file such amendments to a Shelf Registration Statement or supplements to the related prospectus or file a new Shelf Registration Statement, as necessary, to permit such holder to deliver such prospectus to purchasers of Registrable Securities. Global has agreed to pay additional interest damages pursuant to the Registration Rights Agreement under certain circumstances set forth therein.

     Certain legal consequences arise from being named as a selling securityholder in a Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in a Shelf Registration Statement and the related prospectus.

                                     Notice

     The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to Global of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

     Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless Global's directors and officers and each person, if any, who controls Global within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against certain losses arising in connection with statements concerning the undersigned made in Global's Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

     If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to Global, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

                                  Questionnaire

     Please respond to every item, even if your response is "none." If you need more space for any response, please attach additional sheets of paper. Please be sure to write your name and the number of the item being responded to on each such additional sheet of paper and sign each such additional sheet of paper and attach it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

     If you have any questions about the contents of this Questionnaire or as to who should complete this Questionnaire, please contact Raymond Schilling at Global at (813) 960-5508.

--------------------------------------------------------------------------------

 COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO GLOBAL IN THE FOLLOWING MANNER:

                              COPY BY FACSIMILE TO:

                               Corporate Secretary

                                Fax: 813-264-7877

                  WITH THE ORIGINAL COPY TO FOLLOW BY MAIL TO:

                          Global Imaging Systems, Inc.
                            3820 Northdale Boulevard
                                   Suite 200A
                              Tampa, Florida 33624
                         Attention: Corporate Secretary

--------------------------------------------------------------------------------

     The undersigned hereby provides the following information to Global and represents and warrants that such information is accurate and complete:

1. Your Identity and Background as the Beneficial Owner of the Registrable Securities.

     (a)  Your full legal name:

          ----------------------------------------------------------------------

     (b) Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

          Address:
                         -------------------------------------------------------

                         -------------------------------------------------------

          Telephone No.:
                         -------------------------------------------------------

          Fax No.:
                         -------------------------------------------------------

     (c) Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [ ]  Yes

          [ ]  No

     (d) If your response to Item 1(c) above is no, are you an "affiliate" of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

          [ ]  Yes

          [ ]  No

          For the purposes of this Item 1(d), an "affiliate" of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

     (e) Full legal name of person through which you hold the Registrable Securities - (i.e. name of your broker or the DTC participant, if applicable, through which your Registered Securities are held):

          Name of broker:
                          ------------------------------------------------------

          DTC No.:
                          ------------------------------------------------------

          Contact person:
                          ------------------------------------------------------

          Telephone No.:
                          ------------------------------------------------------

2.   Your Relationship With Global.

     (a) Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with Global (or its predecessors or affiliates) within the past three years?

          [ ]  Yes

          [ ]  No

     (b) If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with Global:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

3.   Your Interest in the Registrable Securities.

     (a) State the type of Registrable Securities (Notes or Common Stock) and the principal amount or number of such Registrable Securities beneficially owned by you. Check any of the following that applies to you.

          [ ]  I own Notes:

               Principal amount and CUSIP No. of the Notes beneficially owned:

               -----------------------------------------------------------------

               CUSIP No(s):
                            ----------------------------------------------------

          [ ] I own shares of Common Stock that were issued upon conversion of the Notes:

               Number of shares and CUSIP No. of the Common Stock beneficially owned:

               -----------------------------------------------------------------

               CUSIP No(s):
                            ----------------------------------------------------

     (b) Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of Global?

          [ ]  Yes

          [ ]  No

     (c) If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. of such other securities of Global beneficially owned by you:

          Type:
                            ----------------------------------------------------

          Aggregate amount:
                            ----------------------------------------------------

          CUSIP No.:
                            ----------------------------------------------------

     (d) Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

          [ ]  Yes

          [ ]  No

     (e) At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

          [ ]  Yes

          [ ]  No

     (f) If your response to Item 3(e) above is yes, please describe such agreements or understandings:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

4.   Nature of Your Beneficial Ownership.

     (a) If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     (b) With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     (c) Name your controlling shareholder(s) (the "Controlling Entity"). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

               (A)(i) Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:

                    ------------------------------------------------------------

               (ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                    Address:
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                    Telephone:
                               -------------------------------------------------

                    Fax:
                               -------------------------------------------------

               Name of shareholders:

                    ------------------------------------------------------------

                    ------------------------------------------------------------

               (B)(i) Full legal name of Controlling Entity(ies):

                    ------------------------------------------------------------

               (ii) Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

                    Address:
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------

                    Telephone:
                               -------------------------------------------------

                    Fax:
                               -------------------------------------------------

               (iii) Name of shareholders:

                    ------------------------------------------------------------

                    ------------------------------------------------------------

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

5.   Plan of Distribution.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of Global.

     The undersigned acknowledges that its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

     The undersigned beneficial owner and selling securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, Global has agreed under certain circumstances to indemnify the undersigned beneficial owner and selling securityholder against certain liabilities.

     In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify Global of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while a Shelf Registration Statement remains effective.

     All notices to the beneficial owner hereunder and pursuant to the Registration Rights Agreement shall be made in writing to the undersigned at the address set forth in Item 1(b) of this Notice and Questionnaire.

     By signing below, the undersigned acknowledges that it is the beneficial owner of the Registrable Securities set forth herein, represents that the information provided herein is accurate, consents to the disclosure of the information contained in this Notice and Questionnaire and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by Global in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus and any filing of a new Shelf Registration Statement.

     Once this Notice and Questionnaire is executed by the undersigned beneficial owner and received by Global, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of Global and the undersigned beneficial owner. This Agreement shall be governed in all respects by the laws of the State of New York.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                               Name of Beneficial Owner:


                               -------------------------------------------------
                                                 (Please Print)


                               Signature:
                                          --------------------------------------

                               Date:
                                     -------------------------------------------